Exhibit 10(r)

BYLAWS

OF

CITRUS CORP.

A Delaware Corporation

Restated

June 22, 2005

(i)

(ii)

BYLAWS

of

Citrus Corp.

Article I
Offices

Section 1. Registered Office. The registered office of the Corporation required to be maintained in the state of incorporation of the Corporation shall be the registered office named in the charter documents of the Corporation, or such other office as may be designated from time to time by the Board of Directors in the manner provided by law. Should the Corporation maintain a principal office within the state of incorporation of the Corporation, such registered office need not be identical to such principal office of the Corporation.

Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the state of incorporation of the Corporation as the Board of Directors may from time to time determine or the business of the Corporation may require.

Article II
Stockholders

Section 1. Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the state of incorporation of the Corporation as shall be specified or fixed in the notices or waivers of notice thereof.

Section 2. Voting. Except as otherwise provided in the charter documents of the Corporation and these Bylaws, each share of each class of common stock shall entitle the holder thereof to one vote on all matters upon which the stockholders of the Corporation have the right to vote, all shares of both classes shall be voted together as one class, and the affirmative vote of a majority of all shares of both classes shall be the act of the stockholders. The holders of shares of Class A common stock shall exclusively, by affirmative vote of the holders of a majority of the shares of the Class A common stock at the time outstanding, elect, remove, accept resignations of, and fill vacancies in the office of Class A directors. The holders of shares of Class B common stock shall exclusively, by affirmative vote of the holders of a majority of the shares of Class B common stock at the time outstanding, elect, remove, accept resignations of, and fill vacancies in the office of Class B directors.

Notwithstanding the other provisions of the charter documents of the Corporation or these Bylaws, the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, at any meeting of the stockholders, whether or not a quorum is present, shall have the power to adjourn such meeting from time to time, without any notice other than announcement at the meeting of the time and place of the holding of the adjourned meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

Section 3. Annual Meetings. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place (within or without the state of incorporation of the Corporation), on such date, and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within thirteen (13) months subsequent to the last annual meeting of stockholders.

Section 4. Special Meetings. Unless otherwise provided in the charter documents of the Corporation, special meetings of the stockholders for any purpose or purposes may be called at any time by the Chairman of the Board (if any) or by a majority of the Board of Directors, and shall be called by the Chairman of the Board (if any), by the President or the Secretary upon the written request therefor, stating the purpose or purposes of the meeting, delivered to such officer, signed by the holder(s) of at least ten (10) percent of the issued and outstanding stock entitled to vote at such meeting.

Section 5. Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to express consent to a corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors of the Corporation may fix, in advance, a date as the record date for any such determination of stockholders, which record date shall not be more than sixty (60) days nor less than (10) days before the date of such meeting of stockholders, nor more than sixty (60) days prior to any other action.

If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Article VI, Section 3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If, in accordance with Section 12 of this Article II, a corporate action without a meeting of stockholders is to be taken, the record date for determining stockholders entitled to express consent to such corporate action in writing, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6. Notice of Meetings. Written notice of the place, date and hour of all meetings, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or at the direction of the Chairman of the Board (if any), the President, the Secretary or the other person(s) calling the meeting to each stockholder entitled to vote thereat not less than ten (10) nor more than sixty (60) days before the date of the meeting. Such notice may be delivered either personally or by mail. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 7. Stockholder List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The stockholder list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 8. Proxies. Each stockholder entitled to vote a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power.

Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares.

Section 9. Voting; Election; Inspectors. Unless otherwise required by law or provided in the charter documents of the Corporation or these Bylaws, each stockholder shall have one vote for each share of stock entitled to vote which is registered in his name on the record date for the meeting. Shares registered in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws (or comparable instrument) of such corporation may prescribe; or in the absence of such provision, as the Board of Directors (or comparable body) of such corporation may determine. Shares registered in the name of a deceased person may be voted by the executor or administrator of such person’s estate, either in person or by proxy.

All voting, except as required by the charter documents of the Corporation or where otherwise required by law, may be by a voice vote; provided, however, upon demand therefor by stockholders holding a majority of the issued and outstanding stock present in person or by proxy at any meeting a stock vote shall be taken. Every stock vote shall be taken by written ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. All elections of directors shall be by written ballots, unless otherwise provided in the charter documents of the Corporation.

At any meeting at which a vote is taken by written ballots, the chairman of the meeting may appoint one or more inspectors, each of whom shall subscribe an oath of affirmation to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of such inspector’s ability. Such inspector shall receive the written ballots, count the votes and make and sign a certificate of the result thereof. The chairman of the meeting may appoint any person to serve as inspector, except no candidate for the office of director shall be appointed as an inspector.

Cumulative voting for the election of directors shall be prohibited.

Section 10. Conduct of Meetings. The meetings of the stockholders shall be presided over by the Chairman of the Board (if any), or if the Chairman of the Board is not present, by the President, or if neither the Chairman of the Board (if any) nor the President, by a chairman elected at the meeting. The Secretary of the Corporation, if present, shall act as secretary of such meetings, or if the Secretary is not present, an Assistant Secretary shall so act; if neither the Secretary nor an Assistant Secretary is present, then a secretary shall be appointed by the chairman of the meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order. Unless the chairman of the meeting of stockholders shall otherwise determine, the order of business shall be as follows:

(a)	Calling of the meeting to order.
(b)	Election of a chairman and the appointment of a secretary if necessary.
(c)	Presentation of proof of the due calling of the meeting.
(d)	Presentation and examination of proxies and determination of a quorum.
(e)	Reading and settlement of the minutes of the previous meeting.
(f)	Reports of officers.
(g)	The election of directors if an annual meeting, or a meeting called for that purpose.
(h)	Unfinished business.
(i)	New business.
(j)	Adjournment.

Section 11. Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it and such shares shall not be counted for quorum purposes.

Section 12. Action Without Meeting. Any action permitted or required by law, the charter documents of the Corporation or these Bylaws to be taken at a meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock who would have been entitled to vote on the action if it had been submitted to a meeting of stockholders.

Article III
Board of Directors

Section 1. Power; Number; Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and subject to the restrictions imposed by law or the charter documents of the Corporation or these Bylaws, the Board of Directors may exercise all the powers of the Corporation.

The number of directors which shall constitute the whole Board of Directors shall be six (6), and they shall be divided into two classes, namely three (3) Class A directors and three (3) Class B directors, according to the class of common stock that elected or appointed them. Each director shall hold office until the next annual meeting of stockholders, and until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation or removal.

Unless otherwise provided in the charter documents of the Corporation, directors need not be stockholders or residents of the state of incorporation of the Corporation.

Section 2. Voting Powers of Directors. Each class of directors shall have one vote. The presence at any meeting on one Class A director and one Class B director shall constitute a quorum for the transaction of business. The transaction of any business at any meeting shall require a quorum and the unanimous vote of both classes of directors. The vote of each class of directors shall be determined by agreement among the directors of such class present at the meeting or, failing such agreement, by the majority vote of such directors.

Section 3. Place of Meetings; Order of Business. The Board of Directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by law, in such place or places, within or without the state of incorporation of the Corporation, as the Board of Directors may from time to time determine by resolution. At all meetings of the Board of Directors business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board (if any), or in the Chairman of the Board’s absence by the President, or by resolution of the Board of Directors.

Section 4. First Meeting. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders. Notice of such meeting shall not be required. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held next after the annual meeting of stockholders, the Board of Directors shall elect the officers of the Corporation.

Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required.

Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board (if any), the President or on the written request of any director, by the Secretary, in each case on at least twenty-four (24) hours personal, written, telegraphic, cable or wireless notice to each director. Such notice, or any waiver thereof pursuant to Article VI, Section 3 hereof, need not state the purpose or purposes of such meeting, except as may otherwise be required by law or provided for in the charter documents of the Corporation or these Bylaws.

Section 7. Removal. Any director may be removed, with or without cause, by the holders of a majority of the class of common stock issued and outstanding that elected such director and that are then entitled to vote at an election of directors.

Section 8. Vacancies.  Any vacancy occurring on the Board of Directors shall be filled by the person designated in writing by the holders of the majority of the class of common stock issued and outstanding that elected the director vacating such position and that are entitled to vote at an election of directors. Any director so chosen shall hold office until the next annual election and until his successor shall be duly elected and qualified, unless sooner displaced.

Section 9. Compensation. The Board of Directors shall have the authority to fix the compensation of directors.

Section 10. Presumption of Assent. A director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered into the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 11. Action Without a Meeting; Telephone Conference Meeting. Unless otherwise restricted by the charter documents of the Corporation, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the state of incorporation of the Corporation.

Unless otherwise restricted by the charter documents of the Corporation or these Bylaws, subject to the requirement for notice of meetings, members of the Board of Directors may participate in a meeting of such Board of Directors by means of a conference telephone connection or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 12. Approval or Ratification of Acts or Contracts by Stockholders. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or ratified by the vote of the stockholders holding a majority (or such greater percentage as may be required by these Bylaws to approve or ratify the act or contract under consideration) of the issued and outstanding shares of stock of the Corporation entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Corporation and upon all the stockholders as if it has been approved or ratified by every stockholder of the Corporation. In addition, any such act or contract may be approved or ratified by the written consent of stockholders holding a majority (or such greater percentage as may be required by these Bylaws to approve or ratify the act or contract under consideration) of the issued and outstanding shares of capital stock of the Corporation entitled to vote, and such consent shall be as valid and binding upon the

Corporation and upon all the stockholders as if it had been approved or ratified by every stockholder of the Corporation.

Section 13. Special Corporate Actions By Directors. Any Important Matter (as defined below) shall be submitted to, and require the approval of, the Board of Directors of the Corporation and, notwithstanding any other provision of these Bylaws, no officer, employee or agent of the Corporation shall have the right or power to enter into an obligation for or to approve any Important Matter unless specifically so authorized by duly adopted resolutions of the Board of Directors. The term “Important Matter” shall mean any matter involving any of the following matters:

(a)
any declaration of a dividend or distribution on, or any purchase, redemption or other acquisition for value of, any capital stock of the Corporation except to the extent expressly required by the terms thereof;

(b)	the approval of each annual operating and capital budget and any significant modification thereof;

(c)	the approval of any non-budgeted capital expenditure that (in one transaction or a series of related transactions) exceeds $1,000,000;

(d)	the approval of any non-budgeted operating expenditure that exceeds $250,000;

(e)
the creation or assumption of (i) any indebtedness for borrowed money (other than such indebtedness due within one year not exceeding $10,000,000) or (ii) any mortgage, lien, security interest or encumbrance on any of the assets or properties of the Corporation other than in the ordinary course of business or by operation of law;

(f)
acting as surety, granting guaranties or incurring similar liabilities on behalf of third parties (which term shall include the stockholders of the Corporation or any of their affiliates), directly or indirectly, whether for borrowed money or otherwise;

(g)
the conveyance, sale or other disposition of any asset other than in the ordinary course of business (in one transaction or a series of related transactions) having a fair market value in excess of $1,000,000;

(h)	the acquisition of non-budgeted assets which obligate the Corporation to make aggregate expenditures in excess of $1,000,000;

(i)	the non-budgeted acquisition of or investment in any other corporation, partnership, joint venture or other business;

(j) the organization of any new subsidiaries or the entry into any business which is not conducted by the Corporation as of the date of adoption of these Bylaws;

(k)	any transaction or agreement with a non-affiliated third party pertaining to the purchase, transportation or sale of natural gas which involves:

1) a firm obligation for the purchase of more than 35 billion cubic feet of natural gas reserves;

2) a firm sales obligation entailing a deliverability of more than 10 million cubic feet of natural gas per day; or

3) a firm transportation obligation entailing a commitment of capacity for more than 20 million cubic feet of natural gas per day;

(l)
any transaction or agreement with either stockholder of the Corporation or any of their affiliates, other than in the ordinary course of business involving delivery or transportation of natural gas in volumes not in excess of 10,000 Mcf/d;

(m)	establishment of compensation and benefit packages for employees other than budgeted increases in compensation and benefits;

(n)	any employment contract;

(o)	the adoption of (i) any bonus or employee benefit plan or program or (ii) any material amendment to or change in any such plan or program, other than as provided for in the budget;

(p)	the payment of any bonuses except for bonuses approved under Board- approved benefit plans, other than as provided for in the budget;

(q)
the institution of litigation in any court or a proceeding in arbitration involving a claim in excess of $1,000,000 or the settlement of any litigation or arbitration involving the payment by the Corporation of more than $250,000;

(r)	the establishment and modification of significant accounting methods, practices or policies or significant tax policies;

(s)	the change of the fiscal year of the Corporation;

(t)	the voting of, or giving any consent with respect to, any stock owned by the Corporation;

(u) any material action with respect to FERC certificates, material rate settlements and other material regulatory proceedings and filings, including rate filings;

(v)	any filing with the Securities and Exchange Commission;

(w)
any contract entered into after the date of adoption of these Bylaws or any amendment to any existing or future contract with a stockholder of the Corporation or any affiliate thereof, provided that this provision shall not apply to any action required to implement all contracts between Florida Gas Transmission Company and affiliates of the stockholders of the Corporation which contracts were in existence on March 27, 1986, and provided further that this Section (w) shall not apply to those contracts exempt under Section (1) hereof ;

(x)
instituting proceedings to have the Corporation adjudicated bankrupt or insolvent, or consenting to the institution of bankruptcy or insolvency proceedings against the Corporation or filing a petition seeking, or consenting to, reorganization or relief with respect to the Corporation under any applicable federal or state law relating to bankruptcy, or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors of the Corporation, or admitting in writing the Corporation’s inability to pay its debts generally as they become due, or taking action in furtherance of any such action; and;

(y)	such other matters as are required by law to be approved by the stockholders of the Corporation or the Board of Directors.

The Board of Directors of the Corporation shall take or cause to be taken such action as may be required (including, without limitation, adoption of appropriate bylaw provisions) to ensure that the approval of the Corporation as the sole stockholder of each subsidiary of the Corporation is required in order for such subsidiary to enter into an obligation for or to approve any Important Matter (with references to the Corporation in the aforesaid list to mean such subsidiary for such purpose).

Article IV
Officers

Section 1. Number, Titles and Term of Office. The officers of the Corporation shall be a President, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Treasurer, a Secretary, and, if the Board of Directors so elects, a Chairman of the Board, and such other officers as the Board of Directors may from time to time elect or appoint. Each officer shall hold office until such officer’s successor shall be duly elected and shall qualify or until such officer’s death or until such officer shall resign or shall have been removed in the manner hereinafter provided. Any number of offices may be held by the same person, unless the charter documents of the Corporation provide otherwise. Except for the Chairman of the Board, no officer need be a director.

Section 2. Salaries. The salaries or other compensation of the officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.

Section 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed, either with or without cause, by the Board of Directors. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not itself create contract rights.

Section 4. Vacancies. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

Section 5. Powers and Duties of the Chief Executive Officer. The President shall be the chief executive officer of the Corporation unless the Board of Directors designates the Chairman of the Board as the chief executive officer. Subject to the control of the Board of Directors, the chief executive officer shall have general executive charge, management, and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he may sign all certificates for shares of capital stock of the Corporation; and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors.

Section 6. Powers and Duties of the Chairman of the Board. If elected, the Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors; and he shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Board of Directors.

Section 7. Powers and Duties of the President. Unless the Board of Directors otherwise determines, the President shall, in the absence of the Chairman of the Board or if there is no Chairman of the Board, preside at all meetings of the stockholders and (should the President be a director) of the Board of Directors; and the President shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the President by the Board of Directors.

Section 8. Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, a Vice President designated by the Board of Directors shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. In the absence of a designation by the Board of Directors or a Vice President to perform the duties of the President, or in the event of his absence of inability or refusal to act, the Vice President who is present and who is senior in terms of time as a Vice President of the Corporation shall so act. The

Vice President shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 9. Treasurer. The Treasurer shall have responsibility for the custody and control of all the funds and securities of the Corporation, and the Treasurer shall have such other powers and duties as designated by these Bylaws and as from time to time may be assigned by the Board of Directors. The Treasurer shall perform all acts incident to the position of Treasurer, subject to the control of the chief executive officer and the Board of Directors; and he shall, if required by the Board of Directors, give such bond the faithful discharge of his duties in such form as the Board of Directors may require.

Section 10. Assistant Treasurers. Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the chief executive officer or the Board of Directors. The Assistant Treasurer shall exercise the powers of the Treasurer during that officer’s absence or inability or refusal to act.

Section 11. Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors and the stockholders in books provided for that purpose; shall attend to the giving and serving of all notices; may in the name of the Corporation affix the seal of the Corporation to all contracts of the Corporation and attest the affixation of the seal of the Corporation thereto; may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection of any director upon application at the office of the Corporation during business hours; shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Secretary by the Board of Directors,; and shall in general perform all acts incident to the office of Secretary, subject to the control of the chief executive officer and the Board of Directors.

Section 12. Assistant Secretaries. Each Assistant Secretary shall have the usual powers and duties pertaining to such office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to an Assistant Secretary by the chief executive officer and the Board of Directors. The Assistant Secretary shall exercise the powers of the Secretary during that officer’s absence or inability or refusal to act.

Article V
Capital Stock

Section 1. Certificates of Stock. The certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with that required by law and the charter documents of the Corporation, as shall be approved by the Board of Directors. The Chairman of the Board (if any), President, or a Vice President shall cause to be issued to each stockholder one or more certificates, under seal of the Corporation or a facsimile thereof if the Board of Directors shall provided for a seal, and signed by the Chairman of the Board (if any), President, or a Vice President and the Secretary, or an Assistant Secretary or the Treasurer or an Assistant Treasurer certifying the number and class of shares owned by such stockholder in the Corporation; provided, however, that any of or all the signatures on the certificate may be facsimile. The stock record books and the blank stock certificate books shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature or signatures shall have been placed upon any such certificate or certificates shall have ceased to be such officer, transfer agent or registrar before such certificate is issued by the Corporation, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of the issue. The stock certificates for each class of stock shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and number of shares.

Section 2. Transfer of Shares. The shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares. Upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 3. Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder in fact thereof and accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the state of incorporation of the Corporation or these Bylaws.

Section 4. Regulations Regarding Certificates. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Corporation.

Section 5. Lost or Destroyed Certificates. The Board of Directors may determine the conditions upon which the Corporation may issue a new certificate of stock in place of a certificate theretofore issued by it which is alleged to have been lost, stolen or destroyed; and may, in their discretion, require the owner of such certificate or such owner’s legal representative to give bond, with surety sufficient to indemnify the Corporation and each transfer agent and registrar against any and all losses or claims which may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

Article VII
Miscellaneous Provisions

Section 1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January of each year.

Section 2. Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation. The Secretary shall have charge of the seal (if any). If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by the Assistant Secretary or Assistant Treasurer.

Section 3. Notice and Waiver of Notice. Whenever any notice is required to be given by law, the charter documents of the Corporation or under the provisions of these Bylaws, said notice shall be deemed to be sufficient if given (i) by telegraphic, cable or wireless transmission (including by telecopy or facsimile transmission) or (ii) by deposit of the same in a post office box or by delivery to an overnight courier service company in a sealed prepaid wrapper addressed to the person entitled thereto at such person’s post office address, as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing or delivery to courier, as the case may be.

Whenever notice is required to be given by law, the charter documents of the Corporation or under any of the provisions of these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice unless so required by the charter documents of the Corporation or these Bylaws.

Section 4. Resignations. Any director or officer may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the chief executive officer or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

Section 5. Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

Section 6. Reliance upon Books, Reports and Records. A member of the Board of Directors shall in performance of such person’s duties, be fully protected in relying in good faith upon the books of account or reports made to the Corporation by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors, or in relying in good faith upon other records of the Corporation.

Section 7. Separateness Operation Covenants. The Corporation shall conduct its business and operations in a manner that ensures its separate and distinct identity. In furtherance of this objective, the Corporation shall:

(a)	maintain its books and records separate from any other person or entity;

(b)	maintain its accounts separate from those of any other person or entity;

(c)	not commingle its assets with those of any other entity, and maintain its assets in a manner so that it is not costly or difficult to segregate, identify or ascertain its assets;

(d)	conduct its own business in its own name;

(e)	maintain separate financial statements;

(f)	pay its own liabilities out of its own funds;

(g)	observe all entity formalities and other formalities required by its governance documents;

(h)	maintain an arm’s-length relationship with its affiliates;

(i)	pay the salaries of its own employees and contractors and maintain a sufficient number of employee or contractors in light of its contemplated business operations;

(j)
not guarantee or become obligated for the debts of any stockholder of the Corporation’s parent, Citrus Corp. (hereinafter referred to as “Citrus Stockholder”), or the debts of any parent, subsidiary, or affiliate of any Citrus Stockholder (together hereinafter referred to as “Affiliated Entity”), or hold out its credit as being available to satisfy the obligations of any Citrus Stockholder or any Affiliated Entity, or permit all or substantially all of the Corporation’s debt to be guaranteed by a Citrus Stockholder or an Affiliated Entity;

(k)	not acquire obligations or securities of any Citrus Stockholder or any Affiliated Entity;

(l)	allocate fairly and reasonably any overhead for office space or services shared with or performed by affiliates;

(m)	use separate stationery, invoices, and checks;

(n)	not pledge its assets for the benefit of any Citrus Stockholder or any Affiliated Entity, or make any loans or advances to any Citrus Stockholder or any Affiliated Entity;

(o)	hold itself out as a separate entity;

(p)	correct any known misunderstanding regarding its separate identity; and

(q)	maintain adequate capital in light of its contemplated business operations.

Article VII
Amendments

The Board of Directors shall have the power to adopt, amend and repeal from time to time Bylaws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto amend to or repeal such Bylaws as adopted or amended by the Board of Directors; provided, that any alteration, amendment or repeal of any “Important Matter” set forth in Article III, Section 12 of these Bylaws shall require the approval of the stockholders then entitled to vote.